UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              AUGUST 14, 2002
              Date of report (date of earliest event reported)


                           QUADRAMED CORPORATION
           (Exact Name of Registrant as Specified in Its Charter)


       Delaware                      0-21031                    52-1992861

   (State or Other           (Commission File Number)         (IRS Employer
     Jurisdiction                                          Identification No.)
  of Incorporation)


22 PELICAN WAY, SAN RAFAEL, CALIFORNIA                            94901
         (Address of Principal Executive Offices)                (Zip Code)


                               (415) 482-2100
            (Registrant's Telephone Number, Including Area Code)

ITEM 5.   Other Items.

QuadraMed Corporation ("QuadraMed") announced new developments regarding its intention to restate prior period financial statements. Late yesterday, in the process of finalizing the restated financial statements, it became apparent to QuadraMed that information crucial to the re-statement of prior years is not presently available and that the re-statement cannot be completed in time to meet the extended filing deadline of August 19, 2002 for its Form 10-Q. QuadraMed is in the process of notifying the SEC and Nasdaq of these developments.

QuadraMed will develop a plan for completing the re-statement process. QuadraMed expects to make further announcements regarding the status of these efforts in the coming days.


ITEM 7.  Exhibit.

      Exhibit No.     Description
      99.1            QuadraMed Press Release dated August 14, 2002 entitled,
                      "Quadramed Provides Further Restatement Information."


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 14, 2002                    QUADRAMED CORPORATION


                                          By: /s/ Michael H. Lanza
                                              ----------------------------
                                              Michael H. Lanza
                                              Executive Vice President
                                              and Corporate Secretary

                                EXHIBIT 99.1


                                                    QUADRAMED CORPORATION
                                                                    (Logo)
FOR IMMEDIATE RELEASE

                      CONTACT: Jack R. Ripsteen, Director of Investor Relations
                               415/482-2211
                               jripsteen@quadramed.com

             QUADRAMED PROVIDES FURTHER RESTATEMENT INFORMATION

San Rafael, California - Wednesday, August 14, 2002 - QuadraMed Corporation (Nasdaq: QMDC) today announced new developments regarding its intention to restate prior period financial statements. Late yesterday, in the process of finalizing the restated financial statements, it became apparent to the Company that information crucial to the re-statement of prior years is not presently available and that the re-statement cannot be completed in time to meet the extended filing deadline of August 19, 2002 for its Form 10-Q. The Company is in the process of notifying the SEC and Nasdaq of these developments.

QuadraMed will develop a plan for completing the re-statement process. QuadraMed expects to make further announcements regarding the status of these efforts in the coming days.

Cautionary Statement on Risks Associated With Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "intend," "plan," "estimate," "may," "should," "could," and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update of revise any forward-looking statement.

Important factors that could cause QuadraMed's actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) QuadraMed's quarterly operating results may vary, (ii) QuadraMed's stock price may be volatile, (iii) QuadraMed's investments are subject to market risk, (iv) QuadraMed faces product development risks from rapid technological changes, (v) QuadraMed's products may be subject to bugs and other errors, (vi) QuadraMed's intellectual property and technology may be subject to infringement claims or be infringed upon, (vii) QuadraMed's products and services, particularly those sold to government entities and those sold to customers receiving government reimbursement, are subject to scrutiny, regulation, and possible future regulation by state and federal governments; (viii) increased competition for QuadraMed's products and services, and (ix) QuadraMed may need to use its cash balances to repurchase or redeem its subordinated convertible debentures. QuadraMed does not intend this list of important factors to be exhaustive and advises investors that it discusses other risks and uncertainties that could cause QuadraMed's actual results to differ from these forward-looking statements in its periodic reports filed with the Securities and Exchange Commission ("SEC"). These SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC's EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).


About QuadraMed Corporation
QuadraMed is dedicated to developing information technology and providing consulting services that help healthcare professionals deliver outstanding patient care with optimum efficiency. Offering real-world solutions for every aspect of acute care information management, QuadraMed has four main product lines: Affinity(R) Healthcare Information System, Quantim(R) Health Information Management Software and Services, Complysource(R) Compliance Solutions, and Chancellor(TM) Financial Products and Services. Behind our products and services are nearly 1000 professionals whose healthcare experience has earned QuadraMed the trust and loyalty of its many customers. To find out more about QuadraMed, visit www.quadramed.com.

Note to Editors: QuadraMed, Affinity, Quantim, and Complysource are registered trademarks of QuadraMed Corporation. Chancellor is a trademark of QuadraMed Corporation. All other trademarks and registered trademarks are the properties of their respective holders.



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